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                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)   December 16, 1997
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                             YELLOW CORPORATION
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           (Exact name of registrant as specified in its charter)




        Delaware                   0-12255             48-0948788
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(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)




       10990 Roe Avenue, P. O. Box 7563, Overland Park, Kansas   66207
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             (Address of principal executive offices)           (Zip Code)





Registrant's telephone number, including area code   (913) 696-6100
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                                 No Changes.
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       (Former name or former address, if changed since last report.)

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Item 5.  Other Events

Yellow Corporation announced December 16, 1997 that its Board of Directors authorized the repurchase of shares of the Company's outstanding common stock with an aggregate purchase price of up to $25 million.

Management is authorized to repurchase shares from time to time in open market transactions or in privately negotiated transactions, based on market conditions. The repurchased shares will be available for general corporate purposes. Yellow Corporation currently has 28,537,035 shares of common stock outstanding.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YELLOW CORPORATION
                                     ----------------------------------
                                               (Registrant)

Date:   December 20, 1997                /s/ H. A. Trucksess, III
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                                             H. A. Trucksess, III
                                     Senior Vice President - Finance/
                                     Chief Financial Officer and Treasurer